FIRST AMENDATORY AGREEMENT

TO SUPPLEMENTAL AGREEMENT NO. VII

THIS FIRST AMENDATORY AGREEMENT is entered into this 20th day of December, 2005, between WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation (“Association”) and the CITY AND COUNTY OF DENVER, a municipal corporation of the State of Colorado (“City,”).

W I T N E S S E T H:

WHEREAS, the Association and the City entered into Supplemental Agreement No. VII to Agreement between Winter Park Recreational Association and the City and County of Denver dated October 4, 2002 (the “Supplemental Agreement”), which amended and restated in its entirety an agreement between the parties entered into on or about November 22, 1950, as amended; and

WHEREAS, the parties now desire to amend the Supplemental Agreement to clarify certain fiscal terms.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth, the parties agree as follows:

1. Article 6, entitled CITY DECISIONS, paragraph g, of the Supplemental Agreement is amended to read as follows;

g. Exercise remedies upon default by Intrawest under the Lease (Section 15.2), Option Agreement (Sections 10.2(b), 10.3 and 10.4), Additional Consideration Agreement (Paragraph 4), the Guaranty (Section 2A), or related documents except with the approval of the Mayor.

2. Article 11, entitled BUDGET AND OPERATING EXPENSES REIMBURSEMENT, of the Supplemental Agreement is amended to read as follows;

11. Budget and Operating Expenses Reimbursement. The Association shall deliver to the City no later than May 1 of each year, a copy of its budget for the following fiscal year. The budget shall set forth an itemized list of the Association’s projected expenses to perform its duties hereunder for the following year. The Association shall submit a reconciliation statement of its revenues and expenses for the previous year on or before September 30 of each year in such detail as the City and the Association may require. A representative of the Association shall appear before the City Council of the City and County of Denver to answer any questions upon the City's request.

3. Article 13, entitled PROCEEDS FROM THE LEASE AND OPTION AGREEMENT, of the Supplemental Agreement is amended to read as follows;

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13. Proceeds from the Lease and Option Agreement. The Association agrees to collect from Intrawest any and all money due or payable to the Association under the terms of the Lease and to transmit all such money to the City as promptly as possible, and in no event later than thirty (30) days after receipt thereof. If Intrawest makes a payment pursuant to the Option Agreement, the Association shall promptly make any required payment to an Agreed-Upon Indebtedness Lender (as defined in the Lease) and retain the balance for its current and future administrative expenses, provided that if the Association determines in its sole judgment from time to time that its future administrative expenses have been adequately provided for, the Association shall use the excess proceeds to make prepayments to the Agreed-Upon Indebtedness Lender.

4. Except as herein amended, the Supplemental Agreement is affirmed and ratified in each and every particular.

5. This Amendatory Agreement shall be executed in two (2) counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

THIS SPACE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

[SEAL]

	DEPURY CITY CLERK		CITY AND COUNTY OF DENVER

ATTEST:
	/s/ Illegible		By:	/s/ Illegible
	WAYNE E. VADEN,			MAYOR
Clerk and Recorder, Ex-Officio
Clerk of the City and County of Denver

APPROVED AS TO FORM:

COLE FINEGAN, Attorney
for the City and County of Denver
By:	/s/ Illegible
Assistant City Attorney

REGISTERED AND COUNTERSIGNED:

By:	/s/ Illegible
Auditor

Contract Control No. RC-2Y008(1)

“CITY”

WINTER PARK RECREATIONAL ASSOCIATION,
a nonprofit association
Taxpayer (IRS) ID. No. 84-0406822

By:	/s/ Illegible
Title:	Secretary

“ASSOCIATION”

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